INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                          PAR VALUE $.001
                                                      CUSIP 219141 10 8
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY AND __________, ___          SEE REVERSE FOR CERTIAN DEFINITIONS

                            CORNELL CORRECTIONS, INC.

This Certifies that

is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

CORNELL CORRECTIONS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Restated Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:                      COUNTERSIGNED AND REGISTERED:

                                       American Securities Transfer & Trust, Inc
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                    BY
- ------------------------  ------------------------    --------------------------
CHAIRMAN, PRESIDENT AND   CHIEF FINANCIAL OFFICER,          AUTHORIZED SIGNATURE
 CHIEF EXECUTIVE OFFICER   TREASURER AND SECRETARY

                            CORNELL CORRECTIONS, INC.

        The Corporation is authorized to issue Common Stock, par value $.001 per share, and Preferred Stock, par value $.001 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any certificate of designation. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-- as tenants in common       UNIF GIFT MIN ACT --_____ Custodian_____
  TEN ENT-- as tenants by the entireties                  (Cust)        (Minor)
  JT TEN -- as joint tenants with right            Under Uniform Gifts to Minors
            of survivorship and not as             Act__________________
            tenants in common                              (State)

             UNIT TRF MIN ACT -- ______ Custodian (until age ____)
                                 (Cust)

                                 ______ Minor Under Uniform Transfer
                                 to Minors Act ______________
                                                  (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

        For Value Received, ______________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
                                            X
                                             -----------------------------------
                                                        (SIGNATURE)
                                            X
                                             -----------------------------------
                                                        (SIGNATURE)

                                            NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH
                                            THE NAME(S) AS WRITTEN UPON THE
                                            FACE OF THE CERTIFICATE IN EVERY
                                            PARTICULAR WITHOUT ALTERATION OR
                                            ENLARGEMENT OR ANY CHANGE
                                            WHATSOEVER.

                                            THE SIGNATURES SHOULD BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE PROGRAM,
                                            PURSUANT TO S.E.C.
                                            RULE 17Ad-15.

                                            SIGNATURE(S) GUARANTEED BY: